Exhibit 10.3

Grant No.  1

CHINA HEALTH RESOURCE, INC.

2009 OMNIBUS INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is made and entered into as of the Date of Grant set forth below (the “Date of Grant”) by and between China Health Resource, Inc., a Delaware corporation (the “Company”), and the Optionee named below (“Optionee”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2009 Omnibus Incentive Plan (the “Plan”).

Optionee:	Wang, Jiayin

Total Option Shares:	6,000,000

Exercise Price per Share:	$0.02

Date of Grant:	August 20, 2010

First Vesting Date:	October 1, 2010

Expiration Date:	August 20, 2017
(unless earlier terminated under Section 3 hereof)

Type of Stock Option:	Nonqualified Stock Option (“NQSO”)

1. Grant of Option. The Company hereby grants to Optionee a nonqualified option (this “Option”) to purchase up to the total number of shares of Class A common stock of the Company (the "Common Stock") set forth above as Total Option Shares (collectively, the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan.

The Shares issuable upon exercise of this Option constitute “restricted securities” under the U.S. Securities Act of 1933, as amended (the "1933 Act") and have not been registered under the 1933 Act; the Company is under no obligation to register such Shares under the 1933 Act.

2. Vesting; Exercise Period.

2.1 Vesting of Shares. This Option shall be exercisable as it vests. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest and become exercisable as to portions of the Shares as follows: (a) this Option shall not be exercisable with respect to any of the Shares until the First Vesting Date set forth above; (b) if Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, then on the First Vesting Date, this Option shall become exercisable as to 1/18th of the Shares; and (c) thereafter this Option shall become exercisable as to an additional 1/18th of the Shares on the first day of each month, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company, at all times during the relevant month. This Option shall cease to vest upon Optionee’s Termination and Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company’s Common Stock greater than the “Total Option Shares.”

2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 hereof are “Vested Shares.” Shares that are not vested pursuant to the schedule set forth in Section 2.1 hereof are “Unvested Shares.”

2.3 Expiration. This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 hereof.

3. Termination.

3.1 Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason except Optionee’s death, Disability or Cause, then this Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in Section 2.1 hereof on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

3.2 Termination Because of Death or Disability. If Optionee is Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then this Option, to the extent that it is vested in accordance with the schedule set forth in Section 2.1 hereof on the Termination Date, may be exercised by Optionee (or Optionee’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise after three (3) months after the Termination Date when the Termination is for any reason other than Optionee’s death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

3.3 Termination for Cause. If Optionee is Terminated for Cause, this Option will expire on the Optionee’s date of Termination.

3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4. Manner of Exercise.

4.1 Stock Option Exercise. This Option shall be exercisable by delivery to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee, which shall set forth Optionee’s election to exercise some or all of this Option, the number of shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with Applicable Laws.

4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with Applicable Laws, as they are in effect on the date of exercise.

4.3 Payment. The Stock Option Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by Applicable Laws:

(a) by cancellation of indebtedness of the Company to the Optionee;

(b) by surrender of shares of the Company’s Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of Rule 144 promulgated by the U.S. Securities and Exchange Commission ("SEC") (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

(c) by waiver of compensation due or accrued to Optionee for services rendered to the Company;

(d) provided that the Company’s Common Stock is actively traded on a securities exchange and, with respect to the Shares, a registration statement is currently effective under the rules of the SEC: (1) through a “same day sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a “margin” commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e) by any combination of the foregoing.

4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or provide for any applicable federal, state or other withholding obligations of the Company.

4.5 Issuance of Shares. Provided that the exercise and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative or shall deliver certificates representing the Shares with the appropriate legends affixed thereto.  To enforce any restrictions on Optionee’s Shares, the Committee may require Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

5. Compliance with Laws and Regulations. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all Applicable Laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

6. Nontransferability of Option. This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

7. Tax Consequences.  OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.  OPTIONEE UNDERSTANDS AND AGREES THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE WITH RESPECT TO THE GRANT OR EXCERCISE OF THIS OPTION OR THE DISPOSITION OF THE SHARES.

8. Privileges of Stock Ownership. Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

10. Entire Agreement.  The Plan and the Stock Option Exercise Agreement in the form attached hereto as Exhibit A, and the terms and conditions thereof, are incorporated herein by reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

11. Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing (including email) and addressed to Optionee at the Optionee’s Company email address, the address of record or to such other address as Optionee may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), (iii) one (1) business day after transmission by fax or telecopier, or (iv) upon receipt if sent by the Company to the Optionee’s email address at the Company.

12. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to that body of law pertaining to choice of law or conflict of law.

CHINA HEALTH RESOURCE, INC.

By:	/s/ Yi Zhou
Name:	Yi Zhou
Title:	CFO

ACCEPTANCE OF STOCK OPTION GRANT

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and the Stock Option Agreement related to this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee has been advised by the Company that Optionee should consult a qualified tax advisor prior to such exercise or disposition.

/s/ Jiayin Wang
Optionee: Wang, Jiayin,

Exhibit A
CHINA HEALTH RESOURCE, INC.
2009 OMNIBUS INCENTIVE PLAN (THE “PLAN”)
STOCK OPTION EXERCISE AGREEMENT

I hereby elect to purchase the number of shares of Class A common stock of CHINA HEALTH RESOURCE, INC. (the “Company”) as set forth below:

Optionee:	Wang, Jiayin

Number of Shares Purchased:

Social Security Number:

Purchase Price per Share:

Address:

Aggregate Purchase Price:

Date of Stock Option Grant:

Type of Stock Option:

Exact Name of Title to Shares:

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Stock Option Grant referred to above (the “Grant”) as follows (check as applicable and complete):

□ in cash or by check in the amount of $                                     ;

□ by delivery of                                      fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of Rule 144 promulgated by the U.S. Securities and Exchange Commission ("SEC")), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $                                      per share;

□ by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $                                          ;

□ through a “same-day-sale” commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $                                     ; or

□ through a “margin” commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $                                                  .

2.  Representations of Optionee. In connection with the purchase of the above-listed Shares, the Optionee represents to the Company the following:
(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is acquiring these Shares for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the 1933 Act.
(b) Optionee acknowledges and understands that the Shares constitute “restricted Shares” under the 1933 Act and have not been registered under the 1933 Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the SEC, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of six months or any other fixed period in the future. Optionee further understands that the Shares must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares. Optionee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under Applicable Laws.
(c) Optionee is familiar with the provisions of Rule 144 promulgated under the 1933 Act ("Rule 144"), which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of the conditions specified by Rule 144.
(d) Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the 1933 Act, compliance with Regulation A promulgated under the 1933 Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

3.Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the 1933 Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

4. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, (2) SUCH TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND PURSUANT TO REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW OR EXEMPTION THEREFROM, OR (3) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SAID TRANSFER, SALE OR OFFER.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6. Entire Agreement. The Plan and the Stock Option Agreement related to the Grant are incorporated herein by reference. This Agreement, the Plan and the Stock Option Agreement related to the Grant constitute the entire agreement of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by the laws of the State of Delaware except for that body of law pertaining to conflict of laws.  Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan or the Stock Option Agreement related to the Grant as the case may be.

Signature of Optionee:	______________________________________________ Wang, Jiayin
Date:	______________________________________________

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LEGEND TO APPEAR ON STOCK CERTIFICATES

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, (2) SUCH TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND PURSUANT TO REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW OR EXEMPTION THEREFROM, OR (3) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SAID TRANSFER, SALE OR OFFER.